EXHIBIT 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U. S. C. Section 1350, I, Martin Key, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q/A of China Gateway Corporation for the quarter ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China Gateway Corporation.

/s/ Martin Key

Martin Key
Chief Financial Officer
February 5, 2009

This certification accompanies the Report on Form 10-Q/A pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by China Gateway Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that China Gateway Corporation specifically incorporates it by reference.